Exhibit 24

POWER OF ATTORNEY

Each of the persons whose signature appears below hereby constitutes and appoints F.J. Dellaquila, F.L. Steeves, T.G. Westman and J.G. Shively, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and any and all amendments (including post-effective amendments) to such registration statement in connection with the registration under the Securities Act of 1933 of an unspecified amount of securities of Emerson Electric Co. pursuant to such registration statement on Form S-3, including pursuant to an automatic shelf registration statement, or any other appropriate form, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission (or any other governmental or regulatory authority), and hereby grants to each such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ D. N. Farr D. N. Farr	Chairman of the Board, Chief Executive Officer and Director	November 1, 2011

/s/ W. J. Galvin W. J. Galvin	Vice Chairman of the Board and Director	November 1, 2011

/s/ F. J. Dellaquila F. J. Dellaquila	Senior Vice President and Chief Financial Officer	November 1, 2011

/s/ R. J. Schlueter R. J. Schlueter	Vice President, Controller and Chief Accounting Officer	November 1, 2011

/s/ C. A. H. Boersig C. A. H. Boersig	Director	November 1, 2011

Signature	Title	Date

/s/ A. A. Busch III A. A. Busch III	Director	November 1, 2011

C. Fernandez G.	Director	November 1, 2011

/s/ A. F. Golden A. F. Golden	Director	November 1, 2011

/s/ H. Green H. Green	Director	November 1, 2011

/s/ W. R. Johnson W. R. Johnson	Director	November 1, 2011

/s/ J. B. Menzer J. B. Menzer	Director	November 1, 2011

/s/ C. A. Peters C. A. Peters	Director	November 1, 2011

/s/ J. W. Prueher J. W. Prueher	Director	November 1, 2011

/s/ R. L. Ridgway R. L. Ridgway	Director	November 1, 2011

/s/ R. L. Stephenson R. L. Stephenson	Director	November 1, 2011

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